UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2012

EMRISE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10346	77-0226211
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Meridian Parkway Durham, North Carolina 27713
(Address of Principal Executive Offices)

(408) 200-3040
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 14, 2012, EMRISE Corporation (the “Company”) issued a press release entitled “EMRISE Announces 2012 Third Quarter and Nine-Month Financial Results” regarding the Company’s financial results for the period ended September 30, 2012. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated by reference into this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.         Description

99.1*	Press release issued by the Company entitled “EMRISE Announces 2012 Third Quarter and Nine-Month Financial Results,” dated November 14, 2012.

*Filed herewith

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMRISE CORPORATION

Date: November 14, 2012	By:	/s/Carmine T. Oliva
Carmine T. Oliva
Chief Executive Officer

4826-6418-0241, v. 1